Exhibit 10.1

DEBENTURE EXTENSION AGREEMENT

THIS DEBENTURE EXTENSION AGREEMENT (hereinafter, this “Agreement”) made this 25th day of May, 2012 by and among:

YA GLOBAL INVESTMENTS, L.P., f/k/a Cornell Capital Partners, LP (the “Lender”), a Cayman Island exempt limited partnership with offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302; and

NEOMEDIA TECHNOLOGIES, INC. (the “Borrower”), a Delaware corporation with its principal office located at 100 West Arapahoe Avenue, Suite 9, Boulder, Colorado 80302.

Background

Reference is made to certain secured convertible debentures issued by the Company to the Investor listed on Schedule “1” attached hereto and incorporated herein by reference (collectively, the “Debentures”).

The Borrower has requested that the Lender extend the maturity date of the Debentures until August 1, 2013, and the Investor has agreed to do so, but only upon the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Company and the Investor as follows:

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Debentures.

Acknowledgment of Indebtedness

1. The Borrower hereby acknowledges and agrees that it is liable to the Lender as follows (all amounts in USD):

a	Owed under the CCP-1 Debenture as of:	May 21, 2012
	Principal		3,730,250.00
	Interest		2,492,313.00
	Total		6,222,563.00

b	Owed under the CCP-2 Debenture as of:	May 21, 2012
	Principal		2,250,000.00
	Interest		1,285,093.67
	Total		3,535,093.67

1

c	Owed under the NEOM-4-1 Debenture as of:	May 21, 2012
	Principal		5,596,171.00
	Interest		2,689,618.50
	Total		8,285,789.50

d	Owed under the NEOM-1-1 Debenture as of:	May 21, 2012
	Principal		1,440,000.00
	Interest		1,176,922.47
	Total		2,616,922.47

e	Owed under the NEOM-2008-1 Debenture as of:	May 21, 2012
	Principal		390,000.00
	Interest		244,237.50
	Total		634,237.50

f	Owed under the NEOM-2008-2 Debenture as of:	May 21, 2012
	Principal		500,000.00
	Interest		305,625.00
	Total		805,625.00

g	Owed under the NEOM-2008-3 Debenture as of:	May 21, 2012
	Principal		790,000.00
	Interest		478,608.33
	Total		1,268,608.33

h	Owed under the NEOM-2008-4 Debenture as of:	May 21, 2012
	Principal		137,750.00
	Interest		81,042.92
	Total		218,792.92

i	Owed under the NEOM-9-1 Debenture as of:	May 21, 2012
	Principal		2,325,000.00
	Interest		1,242,250.68
	Total		3,567,250.68

2

j	Owed under the NEOM-9-2 Debenture as of:	May 21, 2012
	Principal		2,325,000.00
	Interest		1,161,098.63
	Total		3,486,098.63

k	Owed under the NEOM-9-4 Debenture as of:	May 21, 2012
	Principal		53,036.80
	Interest		129,044.61
	Total		182,081.41

l	Owed under the NEOM-9-5 Debenture as of:	May 21, 2012
	Principal		715,000.00
	Interest		296,734.79
	Total		1,011,734.79

m	Owed under the NEOM-9-6 Debenture as of:	May 21, 2012
	Principal		535,000.00
	Interest		213,824.11
	Total		748,824.11

n	Owed under the NEOM-9-7 Debenture as of:	May 21, 2012
	Principal		475,000.00
	Interest		184,378.08
	Total		659,378.08

o	Owed under the NEOM-10-1 Debenture as of:	May 21, 2012
	Principal		2,006,137.00
	Interest		558,640.45
	Total		2,564,777.45

p	Owed under the NEOM-10-2 Debenture as of:	May 21, 2012
	Principal		550,000.00
	Interest		136,701.37
	Total		686,701.37

q	Owed under the NEOM-10-3 Debenture as of:	May 21, 2012
	Principal		475,000.00
	Interest		109,497.26
	Total		584,497.26

3

r	Owed under the NEOM-10-4 Debenture as of:	May 21, 2012
	Principal		400,000.00
	Interest		87,758.90
	Total		487,758.90

s	Owed under the NEOM-10-5 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		90,443.84
	Total		540,443.84

t	Owed under the NEOM-11-1 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		85,956.16
	Total		535,956.16

u	Owed under the NEOM-11-2 Debenture as of:	May 21, 2012
	Principal		650,000.00
	Interest		116,928.77
	Total		766,928.77

v	Owed under the NEOM-11-3 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		75,600.00
	Total		525,600.00

w	Owed under the NEOM-11-4 Debenture as of:	May 21, 2012
	Principal		188,484.00
	Interest		68,278.70
	Total		256,762.70

x	Owed under the NEOM-11-5 Debenture as of:	May 21, 2012
	Principal		37,577.00
	Interest		56,726.56
	Total		94,303.56

4

y	Owed under the NEOM-11-6 Debenture as of:	May 21, 2012
	Principal		25,000.00
	Interest		27,040.30
	Total		52,040.30

Z	Owed under the NEOM-11-8 Debenture as of:	May 21, 2012
	Principal		0.00
	Interest		30,263.94
	Total		30,263.94

aa	Owed under the NEOM-11-9 Debenture as of:	May 21, 2012
	Principal		0.00
	Interest		32,343.68
	Total		32,343.68

bb	Owed under the NEOM-11-10 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		36,073.97
	Total		486,073.97

cc	Owed under the NEOM-11-11 Debenture as of:	May 21, 2012
	Principal		325,000.00
	Interest		20,693.15
	Total		345,693.15

dd	Owed under the NEOM-12-01 Debenture as of:	May 21, 2012
	Principal		400,000.00
	Interest		20,098.63
	Total		420,098.63

ee	Owed under the NEOM-12-02 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		18,295.89
	Total		468,295.89

ff	Owed under the NEOM-12-03 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		9,838.36
	Total		459,838.36

5

gg	Owed under the NEOM-12-04 Debenture as of:	May 21, 2012
	Principal		450,000.00
	Interest		4,487.67
	Total		454,487.67

hh	Owed under the NEOM-CFL Debenture as of:	May 21, 2012
	Principal		2,607.00
	Interest		348.54
	Total		2,955.54

	TOTAL		$43,038,821.24

ii.	For all interest accruing from and after May 21, 2012 due under the Debentures, and for all fees, late charges, redemption premiums, liquidated damages, costs, expenses, and costs of collection (including attorneys’ fees and expenses) and other amounts, heretofore or hereafter accrued or coming due or incurred by the Lender in connection with the protection, preservation, or enforcement of its rights and remedies under the Debentures and all documents, instruments, and agreements executed in connection therewith or related thereto (collectively, the “Financing Documents”) (including, without limitation, the preparation and negotiation of this Agreement).

Hereinafter, all amounts due as set forth in this Paragraph 1, and all amounts hereafter owed or due under the Financing Documents shall be referred to collectively as the “Obligations.”

Waiver of Claims

2.	The Borrower, for itself and on behalf its former and/or current subsidiaries that are party to any of the Financing Documents (collectively along with the Borrower, the “Obligors”) hereby acknowledges and agrees that none of the Obligors have any offsets, defenses, claims, or counterclaims against the Lender, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, partners, members, managers, predecessors, successors, and assigns (singly and collectively, as the “Released Parties”), with respect to the Obligations, the Financing Documents, the transactions set forth or otherwise contemplated in this Agreement, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against any of the Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE each of the Released Parties from any and all liability therefor.

6

Extension of Maturity Date

3.	The “Maturity Date” of each of the Debentures[1] is hereby extended to August 1, 2013. The Borrower acknowledges and agrees that this extension (a) is a one-time extension for the specific period indicated, and (b) shall not be deemed to constitute (i) an agreement to provide any further extension of the Maturity Dates of the Debentures, or (ii) a waiver of any existing Events of Default, whether known or unknown, or of any the provisions of the Debentures or of the other Financing Documents.

Repayments

4.	Repayments. For so long as any of the Debentures remain outstanding, the Borrower agrees that the Lender shall have the right to be repaid out of a portion of proceeds received by the Borrower from any third parties derived from any of its patents, whether as a result of a license of its technology, prosecution of its patents, or otherwise, in accordance with the terms of repayment set forth in Schedule 2.

Interest Rate

5.	Interest Rate. From and after May 23, 2012 interest on the outstanding principal balance of each Debenture shall accrue at an annual rate equal to 9.5% and the term “Interest Rate” as used in some of the Debentures shall be construed accordingly. The Borrower acknowledges and agrees that this change in the Interest Rate applies from May 23, 2012 forward, does not apply retro-actively to any of the Debentures, and that all amounts of accrued and unpaid interest set forth in Section 1 hereof are based on the interest rates applicable to each Debenture at all times prior to May 23, 2012.

6.	Ratification. The Borrower hereby acknowledges, confirms, and agrees that, (a) except as specifically modified herein, the Debentures and all other Financing Documents remain in full force and effect, and confirm and ratify each of the terms thereof and (b) all amounts outstanding under the Debentures are unconditionally owing by the Borrower to the Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.

[Remainder of Page Intentionally Left Blank]

[1] Except for the NEOM-CFL Debenture which has a Maturity Date of March 1, 2014 and shall remain unchanged.

7

IN WITNESS WHEREOF, this Debenture Extension Agreement has been executed as of the date first set forth above.

YA GLOBAL INVESTMENTS, L.P.,		NEOMEDIA TECHNOLOGIES, INC.
By:	Yorkville Advisors, LLC, its Investment Manager

By:	/s/	By:	/s/
Name:	David Gonzales	Name:	Laura Marriott
Title:	Managing Member	Title:	CEO

8